Dec. 29, 2016

GOLDMAN SACHS TRUST

Goldman Sachs Financial Square FundsSM

Institutional Shares, Administration Shares, Capital Shares,

Preferred Shares, Resource Shares, Select Shares and Service Shares of

Goldman Sachs Financial Square Tax-Exempt Money Market Fund

Supplement dated December 15, 2017 to the Prospectuses

and Summary Prospectuses, each dated December 29, 2016, as supplemented to date

At a meeting held on December 13, 2017, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Financial Square Tax-Exempt Money Market Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about January 24, 2018 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of the close of business on December 22, 2017, except that existing shareholders of the Fund may continue to purchase shares of the Fund until January 17, 2018. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectuses.

Liquidation of Assets. On or after December 15, 2017, the Fund shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives and Certain Tax Information. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectuses. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value. As an “institutional money market fund,” the net asset value of the Fund’s shares fluctuates with changes in the values of its portfolio securities. When you sell your shares they may be worth more or less than what you originally paid for them. Accordingly, the automatic redemption of Fund shares in connection with the liquidation (or an earlier voluntary redemption) may result in a gain or loss for federal income tax purposes.

Shareholders should consult their tax advisers regarding the tax treatment of the liquidation or redemption, as applicable.